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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 15, 2001


                          Northern Star Financial, Inc.
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)



            0-25231                                        41-1912467
     (Commission File Number)                            (IRS Employer
                                                       Identification No.)


                               1650 Madison Avenue
                            Mankato, Minnesota 56001
              (Address of Principal Executive Offices and Zip Code)


                                 (507) 387-2265
              (Registrant's telephone number, including area code)
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Item 4.  Changes in Registrant's Certifying Accountant.

A. Registrant dismisses Bertram Cooper & Co., LLP, as its Independent Public Accountant

     On September 15, 2001, the Registrant dismissed Bertram Cooper & Co., LLP, the independent accountant which had been engaged by the Registrant for prior fiscal years.

     There were not, in connection with the audits of the two most recent fiscal years and any subsequent interim period preceding the selection of McGladrey & Pullen, L.L.P, any disagreements with Bertram Cooper & Co., LLP, the independent accountant engaged by the Company for prior years, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Bertram Cooper & Co., LLP's satisfaction, would have cause it to make reference to the subject matter of the disagreement in connection with its report, nor has Bertram Cooper & Co., LLP's report on the financial statements of the Company for the past two years contained an adverse opinion or disclaimer of opinion or been qualified as to uncertainty, audit scope or accounting principles, nor are there any events requiring disclosure under Item 304(a)(1)(iv)(B) of Regulation S-B.

     The decision to change accountants was recommended by the Registrant's Audit Committee and approved by the Registrant's Board of Directors.

B. Registrant engages McGladrey & Pullen, L.L.P. as its New Independent Public Accountant.

     On September 15, 2001, the Registrant selected McGladrey & Pullen, L.L.P. to serve as the Registrant's independent auditors for the 2002 fiscal year. During the two most recent fiscal years, the Registrant has not consulted with McGladrey & Pullen, L.L.P. on items which: (i) involve the application of accounting principles to specified transaction either completed or proposed, or involved the type of audit opinion which might be rendered upon the Registrant's financial statements, or (ii) concern the subject matter of a disagreement or reportable event with the former auditor.

Item 7.  Financial Statements and Exhibits

     (a)  Financial statements of businesses acquired:

          Not  Applicable.

     (b)  Pro forma financial information:

          Not Applicable.

     (c)  Exhibits:

          See Exhibit Index on page following Signatures.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NORTHERN STAR FINANCIAL, INC.


                                       By /s/ Thomas P. Stienessen
                                          --------------------------------------
Date September 17, 2001                Thomas P. Stienessen, President
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                                  EXHIBIT INDEX

                          Northern Star Financial, Inc.
                             Form 8-K Current Report


Exhibit Number         Description

    16                 Letter from Bertram Cooper & Co., LLP